LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

3
$[135,007,000] (Approximate) Structured Asset Securities Corporation SERIES 2004-GEL3 SENIOR/SUBORDINATE Notes No Hard Cap

To 10% Call
			Est.	Payment	Initial		Legal
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/ S&P/Fitch)(4)
A	[109,631,000]	1 M Libor	2.35	1-92	[21.75]	TBD	[8/25/2034]	Aaa/AAA/AAA
M1	[13,534,000]	1 M Libor	5.12	39-92	[11.75]	TBD	[8/25/2034]	N/A /AA/AA
M2	[5,752,000]	1 M Libor	5.05	38-92	[7.50]	TBD	[8/25/2034]	N/A /A/A
B	[6,090,000]	Fixed	4.94	37-92	[3.00]	N/A	[8/25/2034]	N/A/BBB/BBB
To Maturity
			Est.	Payment	Initial		Legal
	Approx.		WAL(2)	Window (2)	C/E (3)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/S&P/Fitch)(4)
A	[109,631,000]	1 M Libor	2.52	1-174	[21.75]	TBD	[8/25/2034]	Aaa/AAA/AAA
A-IO (5)	[10,489,000]	1 M Libor			[11.75]	TBD		AAA/AAA
M1	[13,534,000]	1 M Libor	5.53	39-145	[11.75]	TBD	[8/25/2034]	N/A /AA/AA
M2	[5,752,000]	1 M Libor	5.32	38-122	[7.50]	TBD	[8/25/2034]	N/A /A/A
M4	[112,677,000]	1 M Libor			[19.50]	TBD		BBB/BBB
B	[6,090,000]	Fixed	5.00	37-106	[3.00]	N/A	[8/25/2034]	N/A/BBB/BBB

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The pricing speed is [25%] CPR.

(3)

Initial credit enhancement assumes overcollateralization has built to the [3.00%] target.  There is [0.25%] upfront overcollateralization.  There is a 3 month overcollateralization holiday.

(4)

The Class A Notes are rated by Moody’s, S&P and Fitch.  The Class M1, Class M2 and Class B Notes are rated by S&P and Fitch.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral

The collateral pool is comprised of one to four family, fixed and adjustable rate Mortgage Loans secured by first and second liens on residential real estate. These Mortgage Loans were originated or acquired by the seller through a variety of sources. In general, the Mortgage Loans were originated as part of an originator’s normal course of business and were intended to be based on their standard prime, alt-A or home equity origination guidelines. These loans generally fall outside of their guidelines due to a variety of factors which include debt-to-income ratios, consumer credit matters, loan-to-value ratios, delinquency history, document deficiencies and loan amount exceptions.

Mortgage Insurance

Approximately 39.02% of the First Lien Mortgage Loans with over an 80% Current Loan-to-Value Ratio (“Current Combined LTV”) will be covered by a loan level primary mortgage insurance policy.  The providers of the insurance are Radian Guaranty 51.00%, Triad Guaranty Insurance Company 7.95%, Mortgage Guaranty Insurance Corporation 24.74%, PMI 6.87%, United Guaranty 4.55%, General Electric 3.41% and Republic Mortgage Insurance Corporation 1.48%.

Credit Risk Manager

The Clayton Group Inc. (“Clayton”) will act as a credit risk manager on behalf of the trust.  Clayton’s primary function will be to monitor and advise the servicer with respect to default management and reporting for the benefit of the trust. The following summarizes some of Clayton’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of MI claim activity

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Notes until they have been retired.  Principal will then be allocated sequentially to the Class M1, Class M2 and Class B Notes (the “Subordinate Classes”).

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

On or after the Stepdown Date, and as long as a Trigger Event is not in effect, principal will be first paid to the Class A Notes, to the Target Senior Enhancement Percentage.   Principal will then be allocated sequentially to the Class M1, Class M2 and Class B Notes so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to 1.00% of the cutoff date collateral balance.

Interest Payment Priority

The interest rates for Class A, Class M1 and the Class M2 Notes (“the Offered Notes”), will be equal to the lesser of (i) one-month LIBOR, plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for any Class A, Class M1 and Class M2 Notes will be calculated on an actual/360 basis.  The interest rates for the Class B Notes will be the lesser of (i) a fixed coupon and (ii) the Net Funds Cap.  Interest for the Class B Notes will be calculated on a 30/360 basis.

The “Accrual Period” for the Class A, Class M1 and Class M2 Notes, for each Distribution Date, other than the first Distribution Date, will be the one-month period beginning on the immediately preceding Distribution Date, and ending on the day immediately preceding the related Distribution Date.  The Accrual Period for the first Distribution Date for the Class A, Class M1 and Class M2 Notes will be the period beginning on [September 1, 2004] and ending on the day immediately preceding the first Distribution Date.  The Accrual Period for the Class B Notes will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated according to priorities 1 through 10.  Releases of overcollateralization, if any, on any Distribution Date, will be allocated according to priorities 7 through 10:

(1)

To pay the Servicing Fee, the Trustee Fee and any MI premiums payable by the trust;

(2)

To pay Current Interest and Carryforward Interest to the Class A Notes;

(3)

To pay Current Interest and Carryforward Interest to Class M1, Class M2 and Class B Notes sequentially;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above, on any Distribution Date, following the third Distribution Date, will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal  distribution rule in effect for such Distribution Date, to maintain the Overcollateralization Target;

(7)

To pay, after giving effect to distributions already made for such Distribution Date, to the Class A Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to Class M1, Class M2, and Class B Notes sequentially any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to Class A, Class M1, Class M2  and Class B Notes any  Deferred Amounts;

(10)

To pay remaining amounts to the holder of the Ownership Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Notes for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Notes for any Distribution Date will be the aggregate amount of interest accrued at the applicable interest rate during the related Accrual Period on the class principal amount of that Class.

Interest Rate Cap

An Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans.  The cap is not subordinated to losses. The forty-eight month Interest Rate Cap Agreement will have a strike rate of 5.00% and a ceiling of 8.00% from the Distribution Date in November 2004 until the Distribution Date in March 2006, and then have a strike rate of 6.00% and a ceiling of 9.50% until it terminates.  In the event one-month LIBOR rises above the strike rate, it will contribute cash subject to the ceiling.

The Notional Balance of the cap will amortize according to its schedule below.

On each Payment Date, the cap provider will make payments equal to the product of (a) the minimum of (i) the cap Notional Balance for that month and (ii) the aggregate balance of the Offered Notes, (b) the minimum of (x) the excess, if any, of one-month LIBOR for such determination date over the strike rate and (y) 3.00% until the Distribution Date in March 2006 and 3.50% for Distribution Dates occurring after March 2006 until the cap terminates and (c) the actual number of days in the corresponding accrual period for the transaction divided by 360.

Month	Notional Balance ($)	Month	Notional Balance ($)	Month	Notional Balance ($)	Month	Notional Balance ($)

2	132,715,274.57	14	104,785,649.90	26	40,456,775.80	38	31,739,480.01
3	130,133,239.17	15	102,737,058.90	27	39,649,522.23	39	31,101,491.51
4	127,600,503.62	16	100,727,701.78	28	38,857,914.08	40	30,475,921.35
5	125,116,109.96	17	98,756,820.15	29	38,081,653.40	41	29,862,532.42
6	122,679,123.64	18	96,824,719.96	30	37,320,447.86	42	29,261,092.07
7	120,288,659.67	19	46,571,877.73	31	36,574,010.66	43	28,671,372.06
8	117,943,881.76	20	45,646,269.72	32	35,842,060.36	44	28,093,148.43
9	115,643,924.86	21	44,738,559.04	33	35,124,320.85	45	27,526,201.47
10	113,387,795.20	22	43,848,405.37	34	34,420,521.23	46	26,970,315.60
11	111,174,571.77	23	42,975,474.77	35	33,730,395.68	47	26,425,279.32
12	109,003,640.68	24	42,119,439.62	36	33,053,683.41	48	25,890,885.12
13	106,874,257.52	25	41,279,978.43	37	32,390,128.54	49	25,366,929.41

Net Funds Cap

The “Net Funds Cap” Notes for each Distribution Date will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the aggregate loan balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period provided that with respect to the Class B Notes clause (b) above will be equal to 1.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate loan balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under the Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Ownership Certificate is entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Notes on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class B Notes, the Class M2 Notes and the Class M1 Notes.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A Notes will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Notes will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the class principal amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Notes will double and the margins on the Class M1 and Class M2 Notes will increase to 1.5 times their initial margin and the coupons on the Class B Notes will increase by 50 basis points.

Origination and Servicing

The majority of the Mortgage Loans were originated Aurora Loan Services 22.91%, Sun Trust 21.42%, Wells Fargo 16.52%, Provident 11.06%, BNC 7.44%, SIB 5.07%, and 15.59% of the loans were originated by other originators. The majority of the Mortgage Loans will be serviced by Wells Fargo Home Mortgage 62.73%, Aurora Loan Services 29.68%, Chase Manhattan Bank 3.30%, Cendant Mortgage 3.24%, Option One 0.80%, and Ocwen Financial Services 0.26%.

Credit Enhancement

Subordination

The Class A Notes will have limited protection by means of the subordination of the Subordinate Classes.  The Class A Notes will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  The Class M1 Notes will be senior in right of priority to the Class M2 and Class B Notes and the Class M2 Notes will be senior to the Class B Notes.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the class principal amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B, Class M2 and Class M1 Notes have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the Offered Notes so the aggregate loan balance exceeds the aggregate note balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date, following the third Distribution Date and  prior to the Stepdown Date is equal to [3.00%] of the cutoff date collateral balance.  On or after the Stepdown Date or on any Distribution Date for which a Trigger Event is not in effect, the OC Target is equal to the greater of (1) [1.00%] of the Cut-Off Date Balance and (2) the lesser of (i) [3.00%] of the Cut-Off Date Balance and (ii) [6.00%] of the current Collateral Balance.   For any Distribution Date on or after the Stepdown Date, and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if  the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [35.0% ]of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed certain levels set by the rating agencies.

Payment Date	Loss Percentage
October 2007 through September 2008	[3.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter]
October 2008 through September 2009	[5.00% for the first month, plus an additional 1/12th of 1.00% for each month thereafter]
October 2009 through September 2010	[6.00% for the first month, plus an additional 1/12th of 0.25% for each month thereafter]
October 2010 thereafter	[6.25%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total class principal amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

A	Class M1, Class M2, and Class B are subordinate classes subject to a lock-out period of 36 months with respect to principal payments
Aaa/AAA/AAA Libor Floater

M1
N/A /AA/AA Libor Floater

M2
N/A /A/A Libor Floater

B
N/A/BBB/BBB Fixed

Summary of Terms
Issuer: Depositor:	Structured Asset Securities Corporation 2004-GEL3 Structured Asset Securities Corporation
Indenture Trustee: Owner Trustee:	US Bank, N.A. Wilmington Trust Company
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	Clayton Group Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: October [25], 2004
Cut-Off Date:	September 1, 2004
Expected Pricing Date:	October [4], 2004
Expected Closing Date:	October [6], 2004
Delay Days:	0 day delay – Class A, Class M1 and Class M2 24 day delay – Class B
Dated Date:	September [1], 2004 – All Classes of Notes
Day Count:	Actual/360 - Class A, Class M1, and Class M2 30/360 - Class B
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	[0.50%] of the principal balance annually
Indenture Trustee Fee: Owner Trustee Fee: Credit Risk Manager Fee:	[0.0175%] of the principal balance annually $5,000 of the principal balance annually 1.50 bps

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, M1, M2, M3 and M4. Minimum $100,000; increments $1 in excess thereof for Class B.
SMMEA Eligibility: ERISA Eligibility:	None of the Classes are expected to be SMMEA eligible. [All of the Classes with the exception of the Class B are expected to be ERISA eligible.]
Tax Status:	FASIT for Federal income tax purposes

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.63	3.19	2.35	1.72	1.22
Window (mos)	1-170	1-121	1-92	1-72	1-58
Expected Final Mat.	11/2018	10/2014	5/2012	9/2010	7/2009

Class M1
Avg. Life (yrs)	9.51	6.61	5.12	4.58	4.60
Window (mos)	56-170	38-121	39-92	43-72	47-58
Expected Final Mat.	11/2018	10/2014	5/2012	9/2010	7/2009

Class M2
Avg. Life (yrs)	9.51	6.61	5.05	4.27	3.97
Window (mos)	56-170	38-121	38-92	40-72	42-58
Expected Final Mat.	11/2018	10/2014	5/2012	9/2010	7/2009

Class B
Avg. Life (yrs)	9.38	6.51	4.94	4.11	3.69
Window (mos)	56-170	38-121	37-92	38-72	38-58
Expected Final Mat.	11/2018	10/2014	5/2012	9/2010	7/2009

(1) 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page one.

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class A
Avg. Life (yrs)	4.90	3.42	2.52	1.87	1.29
Window (mos)	1-283	1-224	1-174	1-139	1-113
Expected Final Mat.	4/2028	5/2023	3/2019	4/2016	2/2014

Class M1
Avg. Life (yrs)	10.18	7.15	5.53	4.91	5.25
Window (mos)	56-251	38-189	39-145	43-114	47-93
Expected Final Mat.	8/2025	6/2020	10/2016	3/2014	6/2012

Class M2
Avg. Life (yrs)	9.98	6.98	5.32	4.50	4.15
Window (mos)	56-220	38-161	38-122	40-97	42-78
Expected Final Mat.	1/2023	2/2018	11/2014	10/2012	3/2011

Class B
Avg. Life (yrs)	9.48	6.59	5.00	4.16	3.72
Window (mos)	56-194	38-140	37-106	38-83	38-67
Expected Final Mat.	11/2020	5/2016	7/2013	8/2011	4/2010

(1) 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page one.

Available Funds Cap Schedule (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	N/A	31	10.15633%
2	9.33111%	32	10.44245%
3	9.56066%	33	10.33411%
4	9.35027%	34	10.62386%
5	9.35251%	35	10.56637%
6	10.05469%	36	10.59773%
7	9.37083%	37	10.89515%
8	9.58338%	38	10.62176%
9	9.55232%	39	11.00980%
10	9.91931%	40	10.73398%
11	9.69804%	41	10.86912%
12	9.70088%	42	11.49721%
13	9.92698%	43	10.91557%
14	9.71232%	44	11.22071%
15	10.01848%	45	11.00001%
16	9.83061%	46	11.30793%
17	10.26484%	47	11.06981%
18	11.11792%	48	11.08242%
19	9.23762%	49	11.39282%
20	9.49605%	50	8.99099%
21	9.41569%	51	9.34465%
22	9.70013%	52	9.22633%
23	9.69929%	53	9.23279%
24	9.73130%	54	10.27439%
25	10.00352%	55	9.28347%
26	9.75742%	56	9.59535%
27	10.15446%	57	9.30452%
28	9.90305%	58	9.61763%
29	10.10060%	59	9.30978%
30	11.01662%	60	9.31220%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR, 1 year CMT and 3 year CMT of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on Page 1.

SASCO 2004-GEL3 Collateral Summary

Total Number of Loans	1,086	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$135,348,056	Yes	22.0%
Average Loan Principal Balance	$124,630	No	78.0%
Fixed Rate	49.3%
Adjustable Rate	50.7%	Primary Mortgage Insurance Coverage
Prepayment Penalty	31.8%	(First Lien Loans with Current CLTV > 80%)
Weighted Average Coupon	7.2%	Yes	39.0%
Weighted Average Margin	5.0%	No	61.0%
Weighted Average Initial Periodic Cap	3.1%
Weighted Average Periodic Cap	1.3%	Prepayment Penalty
Weighted Average Maximum Rate	13.4%	None	68.2%
Weighted Average Floor	5.4%	0.001-1.000	2.9%
Weighted Average Original Term (mo.)	330	1.001-2.000	15.5%
Weighted Average Remaining Term (mo.)	312	2.001-3.000	8.2%
Weighted Average Loan Age (mo.)	19	4.001-5.000	5.2%
Weighted Average Current LTV	83.3%
Non-Zero Weighted Average FICO	633	Geographic Distribution
Non-Zero Weighted Average DTI	38.3%	(Other states account individually for less than
% IO Loans	6.5%	3% of the Cut-off Date principal balance)
		CA	16.5%
Lien Position		FL	8.4%
First	94.7%	AZ	5.7%
Second	5.3%	IL	5.4%
		GA	5.3%
Delinquency Status		TX	5.2%
0 -29 days	91.6%	VA	4.7%
30-59	8.4%	WA	4.3%
		NY	4.2%
Product Type		CO	3.6%
2 yr Hybrid ARMs	26.6%
3 yr Hybrid ARMs	9.1%	Occupancy Status
5 yr Hybrid ARMs	6.2%	Primary Home	88.8%
6 mo LIBOR ARMs	3.4%	Investment	8.1%
Balloon	4.2%	Second Home	3.2%
Fixed	45.1%
Other ARMs	5.4%

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
.01 - 50,000.00	364	$9,842,986.44	7.27%
50,000.01 - 100,000.00	241	17,534,308.88	12.96
100,000.01 - 150,000.00	184	22,697,054.71	16.77
150,000.01 - 200,000.00	114	19,503,167.55	14.41
200,000.01 - 250,000.00	48	10,568,703.61	7.81
250,000.01 - 300,000.00	31	8,493,736.93	6.28
300,000.01 - 350,000.00	31	10,178,504.03	7.52
350,000.01 - 400,000.00	24	8,948,320.59	6.61
400,000.01 - 450,000.00	13	5,521,344.40	4.08
450,000.01 - 500,000.00	8	3,777,476.87	2.79
500,000.01 - 550,000.00	7	3,719,309.54	2.75
550,000.01 - 600,000.00	7	4,106,695.54	3.03
600,000.01 - 650,000.00	6	3,678,864.99	2.72
650,000.01 - 700,000.00	1	660,000.00	0.49
700,000.01 - 750,000.00	2	1,460,913.26	1.08
750,000.01 - 800,000.00	1	798,808.17	0.59
850,000.01 - 900,000.00	1	893,170.51	0.66
950,000.01 - 1,000,000.00	3	2,964,690.04	2.19
Total:	1,086	$135,348,056.06	100.00%

Minimum: 2,063.90

Maximum: 999,000.00

Average: 124,629.89

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	1	$604,500.00	0.45%
3.001 - 3.500	8	1,278,748.66	0.95
3.501 - 4.000	17	2,654,332.67	1.96
4.001 - 4.500	14	4,698,209.78	3.47
4.501 - 5.000	24	5,006,449.69	3.70
5.001 - 5.500	57	11,019,623.45	8.14
5.501 - 6.000	68	12,292,063.46	9.08
6.001 - 6.500	80	14,191,764.78	10.49
6.501 - 7.000	91	16,528,179.88	12.21
7.001 - 7.500	128	16,662,564.98	12.31
7.501 - 8.000	146	14,091,089.78	10.41
8.001 - 8.500	72	9,271,038.09	6.85
8.501 - 9.000	70	9,601,601.66	7.09
9.001 - 9.500	40	3,897,407.87	2.88
9.501 - 10.000	42	3,822,304.26	2.82
10.001 - 10.500	37	2,031,101.37	1.50
10.501 - 11.000	44	2,390,227.97	1.77
11.001 - 11.500	31	1,825,195.28	1.35
11.501 - 12.000	38	1,472,869.46	1.09
12.001 - 12.500	15	628,934.47	0.46
12.501 - 13.000	22	664,221.72	0.49
13.001 - 13.500	8	192,474.35	0.14
13.501 - 14.000	24	326,369.78	0.24
14.001 - 14.500	1	40,063.08	0.03
14.501 - 15.000	4	105,378.20	0.08
15.001 - 15.500	2	32,206.75	0.02
15.501 - 16.000	1	8,714.37	0.01
16.501 - 17.000	1	10,420.25	0.01
Total:	1,086	$135,348,056.06	100.00%

Minimum: 2.875

Maximum: 16.890

Weighted Average: 7.184

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	16	$452,379.85	0.33%
171 – 180	282	18,782,785.05	13.88
181 – 240	111	4,079,699.60	3.01
241 – 300	5	430,693.67	0.32
301 – 360	672	111,602,497.89	82.46
Total:	1,086	$135,348,056.06	100.00%
Minimum: 90 Maximum: 360 Weighted Average: 330
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 170	273	$17,374,371.54	12.84%
171 – 180	31	2,089,580.30	1.54
181 – 240	109	3,957,437.08	2.92
241 – 300	84	6,181,177.98	4.57
301 – 360	589	105,745,489.16	78.13
Total:	1,086	$135,348,056.06	100.00%
Minimum: 23 Maximum: 358 Weighted Average: 312

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Current Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 10.00	5	$34,482.35	0.03%
10.01 - 20.00	8	311,953.01	0.23
20.01 - 30.00	12	1,009,942.78	0.75
30.01 - 40.00	17	1,342,943.79	0.99
40.01 - 50.00	24	4,141,001.39	3.06
50.01 - 60.00	42	5,049,125.57	3.73
60.01 - 70.00	90	15,110,054.71	11.16
70.01 - 80.00	230	33,847,535.58	25.01
80.01 - 90.00	218	25,278,205.94	18.68
90.01 - 100.00	383	40,893,046.90	30.21
100.01 - 110.00	25	3,599,833.11	2.66
110.01 - 120.00	9	1,810,242.22	1.34
120.01 - 130.00	11	1,739,465.48	1.29
130.01 - 140.00	4	476,747.61	0.35
140.01 - 150.00	2	163,042.14	0.12
150.01 - 160.00	1	122,920.56	0.09
160.01 - 170.00	1	132,190.63	0.10
170.01 - 180.00	1	141,036.35	0.10
180.01 - 190.00	1	8,541.22	0.01
200.01 >=	2	135,744.72	0.10
Total:	1,086	$135,348,056.06	100.00%
Minimum: 4.35 Maximum: 282.58 Weighted Average: 83.32

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 499	86	8,401,715.51	6.21%
500 – 519	71	6,974,067.67	5.15
520 – 539	72	7,230,539.32	5.34
540 – 559	92	10,381,316.68	7.67
560 – 579	79	8,611,953.94	6.36
580 – 599	65	7,342,618.13	5.43
600 – 619	83	10,495,841.88	7.76
620 – 639	68	10,746,772.29	7.94
640 – 659	90	11,561,989.74	8.54
660 – 679	75	11,294,270.22	8.35
680 – 699	69	9,827,098.28	7.26
700 – 719	61	8,077,063.83	5.97
720 – 739	54	8,429,826.15	6.23
740 – 759	46	3,969,059.90	2.93
760 – 779	36	4,885,836.60	3.61
780 – 799	30	5,296,548.74	3.91
800 >=	9	1,821,537.18	1.35
Total:	1,086	$135,348,056.06	100.00%

Non-zero Minimum: 436

Maximum: 821

Non-Zero Weighted Average: 633

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	550	$66,453,299.72	49.10%
Cash Out Refinance	212	38,076,821.50	28.13
Rate/Term Refinance	324	30,817,934.84	22.77
Total:	1,086	$135,348,056.06	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	901	$114,694,365.42	84.74%
PUD	84	10,670,036.43	7.88
Condo	53	6,219,453.59	4.60
2-4 Family	16	2,933,038.79	2.17
Manufactured Housing	32	831,161.83	0.61
Total:	1,086	$135,348,056.06	100.00%

Collateral Characteristics (continued)	Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
CA-S	73	$14,639,335.67	10.82%
FL	95	11,307,332.74	8.35
AZ	66	7,754,711.63	5.73
CA-N	35	7,661,885.40	5.66
IL	54	7,350,363.44	5.43
GA	54	7,199,349.09	5.32
TX	69	7,103,025.68	5.25
VA	35	6,329,355.54	4.68
WA	40	5,862,627.41	4.33
NY	30	5,661,434.61	4.18
CO	30	4,824,355.78	3.56
MD	35	3,994,966.87	2.95
NJ	32	3,981,426.13	2.94
MA	19	2,880,953.01	2.13
OH	61	2,786,751.23	2.06
NC	35	2,555,004.21	1.89
MI	26	2,446,478.07	1.81
NV	22	2,360,545.92	1.74
PA	25	2,250,130.92	1.66
SC	22	2,151,796.59	1.59
TN	16	2,081,940.95	1.54
IN	28	1,882,957.04	1.39
NM	11	1,794,745.74	1.33
WI	12	1,724,439.98	1.27
UT	12	1,597,967.98	1.18
CT	8	1,552,386.90	1.15
OR	10	1,370,489.71	1.01
AL	16	1,262,717.92	0.93
MN	7	1,203,778.41	0.89
HI	2	1,188,232.06	0.88
Other	106	8,586,569.43	6.34
Total:	1,086	$135,348,056.06	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	720	$78,132,358.84	57.73%
Limited	149	22,778,914.47	16.83
Stated	121	21,521,392.40	15.90
No Documentation	73	9,393,627.78	6.94
No Ratio	23	3,521,762.57	2.60
Total:	1,086	$135,348,056.06	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.001 - 1.500	1	$187,370.99	0.27%
1.501 - 2.000	3	907,089.11	1.32
2.001 - 2.500	21	7,668,508.76	11.17
2.501 - 3.000	36	9,187,519.77	13.39
3.001 - 3.500	1	121,374.98	0.18
3.501 - 4.000	3	677,533.62	0.99
4.001 - 4.500	7	1,663,343.57	2.42
4.501 - 5.000	87	16,233,480.77	23.66
5.001 - 5.500	34	5,735,547.15	8.36
5.501 - 6.000	45	5,654,297.86	8.24
6.001 - 6.500	58	9,061,702.32	13.21
6.501 - 7.000	41	6,714,450.88	9.78
7.001 - 7.500	9	1,440,293.75	2.10
7.501 - 8.000	8	1,619,910.92	2.36
8.001 - 8.500	6	779,118.10	1.14
8.501 - 9.000	2	244,484.07	0.36
9.001 - 9.500	2	185,307.14	0.27
9.501 - 10.000	2	543,771.64	0.79
Total:	366	$68,625,105.40	100.00%

Minimum: 1.075

Maximum: 9.800

Weighted Average: 4.979

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Initial Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	15	$1,605,347.47	2.34%
1.250	55	3,920,334.88	5.71
1.500	2	341,558.18	0.50
2.000	114	24,780,918.77	36.11
3.000	107	19,827,805.28	28.89
3.500	1	640,222.08	0.93
5.000	38	11,991,359.06	17.47
6.000	16	2,602,007.57	3.79
6.500	1	57,897.87	0.08
7.000	15	2,170,967.78	3.16
7.300	1	82,186.46	0.12
9.250	1	604,500.00	0.88
Total:	366	$68,625,105.40	100.000%

Minimum: 1.000

Maximum: 9.250

Weighted Average: 3.142

Periodic Rate Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	248	$46,346,580.06	67.54%
1.250	55	3,920,334.88	5.71
1.500	13	1,887,572.06	2.75
2.000	50	16,470,618.40	24.00
Total:	366	$68,625,105.40	100.00%

Minimum: 1.000

Maximum: 2.000

Weighted Average: 1.268

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
8.501 - 9.000	5	$988,260.69	1.44%
9.001 - 9.500	10	4,396,202.69	6.41
9.501 - 10.000	11	2,922,359.85	4.26
10.001 - 10.500	12	2,892,042.05	4.21
10.501 - 11.000	6	1,884,994.25	2.75
11.001 - 11.500	8	1,622,707.32	2.37
11.501 - 12.000	8	3,216,271.93	4.69
12.001 - 12.500	13	4,292,193.18	6.26
12.501 - 13.000	12	3,392,558.35	4.94
13.001 - 13.500	28	5,287,761.11	7.71
13.501 - 14.000	33	7,717,898.33	11.25
14.001 - 14.500	36	7,018,571.33	10.23
14.501 - 15.000	43	8,476,201.44	12.35
15.001 - 15.500	28	4,072,216.67	5.93
15.501 - 16.000	27	3,878,962.62	5.65
16.001 - 16.500	18	1,324,184.52	1.93
16.501 - 17.000	19	1,577,523.78	2.30
17.001 - 17.500	10	807,469.31	1.18
17.501 - 18.000	20	1,419,646.19	2.07
18.001 - 18.500	7	701,697.51	1.02
18.501 - 19.000	5	294,055.33	0.43
19.001 - 19.500	3	148,255.70	0.22
19.501 >=	4	293,071.25	0.43
Total:	366	$68,625,105.40	100.00%

Minimum: 9.000

Maximum: 24.990

Weighted Average: 13.443

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.001 - 1.500	1	$187,370.99	0.27%
1.501 - 2.000	3	907,089.11	1.32
2.001 - 2.500	18	7,352,426.74	10.71
2.501 - 3.000	36	9,187,519.77	13.39
3.001 - 3.500	1	121,374.98	0.18
3.501 - 4.000	4	832,460.05	1.21
4.001 - 4.500	7	1,646,414.23	2.40
4.501 - 5.000	79	14,828,463.77	21.61
5.001 - 5.500	22	2,637,085.46	3.84
5.501 - 6.000	27	3,003,825.75	4.38
6.001 - 6.500	42	7,006,344.19	10.21
6.501 - 7.000	27	6,152,517.47	8.97
7.001 - 7.500	13	2,024,787.47	2.95
7.501 - 8.000	21	4,477,519.04	6.53
8.001 - 8.500	14	2,142,163.73	3.12
8.501 - 9.000	16	2,332,209.57	3.40
9.001 - 9.500	8	1,063,292.60	1.55
9.501 - 10.000	12	1,572,808.26	2.29
10.001 - 10.500	4	444,665.85	0.65
10.501 - 11.000	5	354,492.05	0.52
11.001 - 11.500	1	57,897.87	0.08
11.501 - 12.000	4	274,634.46	0.40
12.501 - 13.000	1	17,741.99	0.03
Total:	366	$68,625,105.40	100.00%

Minimum: 1.075

Maximum: 13.000

Weighted Average: 5.422

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Months to Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 6.000	109	$12,647,172.16	18.43%
6.001 - 12.000	57	8,901,127.62	12.97
12.001 - 18.000	69	13,562,114.48	19.76
18.001 - 24.000	71	14,863,881.27	21.66
24.001 - 30.000	9	2,131,584.17	3.11
30.001 - 36.000	13	3,751,699.66	5.47
36.001 - 42.000	2	353,537.50	0.52
42.001 - 48.000	2	1,000,081.68	1.46
48.001 - 54.000	20	6,755,715.96	9.84
66.001 - 72.000	1	161,126.32	0.24
72.001 - 78.000	6	861,776.16	1.26
90.001 - 115.000	7	3,635,288.42	5.30
Total:	366	$68,625,105.40	100.00%

Weighted Average Months to Next Rate Adjustment: 25

Contacts

MBS Trading	Matt Ziffer	(212) 526-8315
	Kevin Portnoy	(212) 526-8315

MBS Banking	Stan Labanowski	(212) 526-6211
	Mary Stone	(212) 526-1453
	Nick Stimola	(212) 526-0212